FORM 8-K - CURRENT REPORT

         (As last amended in Rel. No. 34-36968, eff. August 13, 1992.)

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 16, 1999




                       ANGELES INCOME PROPERTIES, LTD. IV
             (Exact name of registrant as specified in its charter)


             California                0-14283               95-3974194
    (State or other jurisdiction    (Commission           (I.R.S. Employer
         of incorporation)          File Number)           Identification
                                                              Number)


         55  Beattie Place
        Post Office Box 1089
     Greenville, South Carolina                                 29602
(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code (864) 239-1000

                                      N/A
         (Former name or former address, if changed since last report)


ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

Eastgate Marketplace located in Walla Walla, Washington was sold by the Registrant on June 16, 1999 to Pearce-Woodfield Development Co., LLC, an unrelated party, for $4,800,000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(b)       Pro forma financial information.

The required pro forma financial information will be provided in the Registrant's quarterly report on Form 10-QSB for the quarter ended June 30, 1999.

(c)       Exhibits

   10.17Purchase and Sale Contract between Registrant and Pearce-Woodfield
        Development Co., LLC, a Washington limited partnership, dated June 16, 1999.





                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 ANGELES INCOME PROPERTIES, LTD. IV

                                 By:   Angeles Realty Corporation II
                                       Its General Partner

                                 By:   /s/ Patrick J. Foye
                                       Patrick J. Foye
                                       Executive Vice President

                                 Date: June 30, 1999